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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): JANUARY 11, 2000


                       ASCHE TRANSPORTATION SERVICES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         0-24576                                                      36-3964954
         -------                                                      ----------
(Commission File Number)                       (IRS Employer Identification No.)

10214 NORTH MT. VERNON ROAD, SHANNON, ILLINOIS                             61078
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   (Address of Principal Executive Offices)                           (Zip Code)

                                 (815) 864-2421
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On January 11, 2000, the Company disclosed certain accounting issues at its Asche Transfer, Inc. subsidiary. Additional information regarding this disclosure is set forth in the press release attached hereto as Exhibit 99.1.

                                    EXHIBITS

Exhibit 99.1      Press Release dated January 11, 2000










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ASCHE TRANSPORTATION SERVICES, INC.



Date:  January 13, 2000             By:
                                       -----------------------------------------
                                       Leon M. Monachos, Chief Financial Officer
                                                      (Signature)